                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints James P. Connolly and Charles W. Cramb, and each of them singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, $1.00 par value, of The Gillette Company, a Delaware corporation (the "Company"), to be sold by the holders thereof pursuant to the Registration Rights Agreement dated as of September 12, 1996 among the Company, DI Associates, L.P. and KKR Partners II, L.P. and any and all pre-effective and post-effective amendments or supplements to the Registration Statement, and any subsequent Registration Statements for the same offering which may be filed under Rule 462(b), and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, including to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, shall do or cause to be done by virtue hereof.

        This instrument has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                      CAPACITY IN WHICH SIGNED              DATE
              ---------                      ------------------------              ----
         /s/ ALFRED M. ZEIEN           Chairman of the Board,                 March 31, 1999
-------------------------------------  Chief Executive Officer and Director
           Alfred M. Zeien

        /s/ MICHAEL C. HAWLEY          President, Chief Operating Officer     March 31, 1999
-------------------------------------  and Director
          Michael C. Hawley

        /s/ CHARLES W. CRAMB           Senior Vice President -- Finance       March 31, 1999
-------------------------------------  (Chief Financial Officer and
          Charles W. Cramb             Principal Accounting Officer)

        /s/ WARREN E. BUFFETT                        Director                 March 31, 1999
-------------------------------------
          Warren E. Buffett

         /s/ WILBUR H. GANTZ                         Director                 March 31, 1999
-------------------------------------
           Wilbur H. Gantz

       /s/ MICHAEL B. GIFFORD                        Director                 March 31, 1999
-------------------------------------
         Michael B. Gifford

        /s/ CAROL R. GOLDBERG                        Director                 March 31, 1999
-------------------------------------
          Carol R. Goldberg

        /s/ HERBERT H. JACOBI                        Director                 March 31, 1999
-------------------------------------
          Herbert H. Jacobi

              SIGNATURE                      CAPACITY IN WHICH SIGNED              DATE
              ---------                      ------------------------              ----
         /s/ HENRY R. KRAVIS                         Director                 March 31, 1999
-------------------------------------
           Henry R. Kravis

       /s/ JORGE PAULO LEMANN                        Director                 March 31, 1999
-------------------------------------
         Jorge Paulo Lemann

      /s/ RICHARD R. PIVIROTTO                       Director                 March 31, 1999
-------------------------------------
        Richard R. Pivirotto

     /s/ ALEXANDER B. TROWBRIDGE                     Director                 March 31, 1999
-------------------------------------
       Alexander B. Trowbridge

       /s/ MARJORIE M.T. YANG                        Director                 March 31, 1999
-------------------------------------
         Marjorie M.T. Yang